UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2010

GENPACT LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street
Hamilton HM, Bermuda
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 295-2244

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[Missing Graphic Reference]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On March 12, 2010, the compensation committee of the Board of Directors of Genpact Limited, a Bermuda company (the “Company”) granted stock options and performance shares under the Company’s 2007 Omnibus Incentive Compensation Plan to the Company’s named executive officers other than the chief executive officer, in addition to other executive officers and senior employees of the Company.  The grants were made as part of the Company’s annual long term incentive plans.

The table below summarizes the option and performance share grants for the named executive officers:

	Option Grant	Performance Share Grant
Name and Title	Number of Options(1)	Minimum Number of Actual Shares	Number of Performance Shares	Maximum Number of Actual Shares
N.V. Tyagarajan Chief Operating Officer	45,000	0	65,000	97,500
Robert Pryor Executive Vice President, Global Sales and Marketing	18,000	0	18,000	27,000
Mohit Bhatia Chief Financial Officer	24,000	0	25,000	37,500
Patrick Cogny Chief Executive Officer	18,000	0	20,000	30,000

(1)	The options vest 25% a year over four years.

Each participating named executive officer was granted a specific number of target performance shares which will convert into actual common shares of the Company based on the Company’s attainment of certain performance goals measured over the three-year period beginning January 1, 2010 and ending December 31, 2012 and the individual’s continued service with the Company through that period.  The actual number of common shares of the Company into which the target performance shares may convert will be calculated by multiplying the number of target performance shares by a performance percentage ranging from 0% to 150% based on the attained level of Company performance as measured in terms of the following two performance criteria:  (a) the Company’s revenue growth and (b) and the Company’s EBITDA growth during that three-year period.  For each goal, there are three designated levels of attainment.  If performance for either metric is below the threshold, no payout will occur.

Performance Level	3-Year Avg. Revenue Growth	3-Year Avg. Average EBITDA Growth
Outstanding	20%	20%
Target	15%	15%
Threshold	10%	10%

Subject to certain exceptions for terminations related to a change in control or on account of death or disability, the named executive officers must continue their service through December 31, 2012 in order to receive any common shares.  In the event of a change in control, the award will convert into a right to receive common shares representing 100% of the target performance shares without regard to performance or a number of common shares based on performance over an abbreviated performance period, depending on when the change in control occurs. This summary of the terms of the grants is qualified in its entirety by the form of performance share unit agreement attached hereto as Exhibit 10.1, which is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 10.1	Form of Performance Share Award Agreement

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: March 12, 2010	By:	/s/ Heather White
	Name:	Heather White
	Title:	Vice President
and Senior Legal Counsel

EXHIBIT INDEX

Exhibit	Description

Exhibit 10.1	Form of Performance Share Award Agreement